Exhibit 99.2

Use of Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), Cardinal Health, Inc.’s (the “Company’s”) earnings release contains non-GAAP financial measures. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the historical non-GAAP financial measures to the most directly comparable historical GAAP financial measures in the earnings release. Management encourages readers to rely upon the GAAP numbers, but includes the non-GAAP financial measures as supplemental metrics to assist readers. Definitions of the non-GAAP financial measures also are included in the earnings release.

Non-GAAP operating earnings and presentations derived from it (growth rate calculation). The Company presents the non-GAAP financial measure “non-GAAP operating earnings” and presentations derived from this measure. This non-GAAP financial measure excludes restructuring and employee severance, impairments and loss on sale of assets and litigation (credits)/charges, net.

The Company classifies a restructuring activity as a program whereby the Company fundamentally changes its operations such as closing facilities, moving manufacturing of a product to another location or outsourcing the production of a product. Restructuring activities may also involve substantial re-alignment of the management structure of a business unit in response to changing market conditions. A liability for a cost associated with an exit or disposal activity is recognized and measured initially at its fair value in the period in which it is incurred except for a liability for a one-time termination benefit which is recognized over its future service period.

The Company classifies certain asset impairments related to restructuring activities in restructuring and employee severance. Asset impairments and losses from the sale of assets not eligible to be classified as restructuring and employee severance or discontinued operations are classified within impairments and loss on sale of assets within the consolidated statements of earnings.

Estimated loss contingencies related to litigation and regulatory matters and income from favorable resolution of legal and regulatory matters are recognized in litigation (credits)/charges, net within the consolidated statements of earnings.

Effective August 31, 2009, the Company completed the spin-off of CareFusion Corporation (“CareFusion”) through a pro rata distribution to its shareholders of approximately 81% of the shares of CareFusion common stock (“Spin-Off”). This non-GAAP measure also excludes costs incurred in connection with the Spin-Off that are not included in restructuring and employee severance, impairments and loss on sale of assets and litigation (credits)/charges, net. These costs are referred to hereinafter as “Other Spin-Off Costs.”

Management uses non-GAAP operating earnings to evaluate the Company’s performance. As the Company’s core business is providing healthcare products and services to the healthcare industry, management finds it useful to use financial measures that do not include charges and gains associated with restructuring activities, employee severance, asset impairments, losses from the sale of assets and litigation credits and charges. While these restructuring and employee severance, impairments and loss on sale of assets and litigation (credits)/charges, net may be recurring, management believes that these items and charges are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions or, in the case of litigation credits and charges, activities that may have occurred in prior or multiple periods, in each case without predictable trends, that may obscure the trends and financial performance of the Company’s core business. Other Spin-Off Costs are excluded for similar reasons.

The limitation associated with using this non-GAAP measure is that the measure excludes items that impact the Company’s current period operating results. With the exception of asset impairments, in most cases, the excluded items include transactions that reflect cash costs to the Company. This limitation is best addressed by using this non-GAAP measure in combination with operating earnings (the most comparable GAAP measure) because the non-GAAP measure does not reflect items that impact current period operating results and may be higher than the most comparable GAAP measure. Management believes that investors may find it useful to evaluate the components of restructuring and employee severance, impairments and loss on sale of assets and litigation (credits)/charges, net separately and in the aggregate when reviewing the Company’s performance, as well as Other Spin-Off Costs.

Non-GAAP earnings from continuing operations and presentations derived from it (per share and growth rate calculations). The Company presents the non-GAAP financial measure “non-GAAP earnings from continuing operations” and presentations derived from this measure. This non-GAAP financial measure excludes restructuring and employee severance, impairments and loss on sale of assets and litigation (credits)/charges, net, each net of tax. See the discussion of these classifications above under the heading “non-GAAP operating earnings and presentations derived from it (growth rate calculation)” for information regarding their components. This non-GAAP measure also excludes Other Spin-Off Costs, net of tax. Other Spin-Off Costs excluded from this non-GAAP financial measure include the $39.9 million loss on extinguishment of debt for the three months ended September 30, 2009, the $171.9 million tax expense related to the anticipated repatriation of a portion of cash loaned to the Company’s entities within the United States and $2.4 million of other costs included within other (income)/expense, net on the condensed consolidated statement of earnings for the three months ended September 30, 2009.

Management uses this non-GAAP measure to evaluate the Company’s performance. As the Company’s core business is providing healthcare products and services to the healthcare industry, management finds it useful to use financial measures that do not include charges and gains associated with restructuring activities, employee severance, asset impairments, losses from the sale of assets and litigation credits and charges. While these restructuring and employee severance, impairments and loss on sale of assets and litigation (credits)/charges, net may be recurring, management believes that these items and charges and their associated tax effects are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions or, in the case of litigation credits and charges, activities that may have occurred in prior or multiple periods, in each case without predictable trends, that may obscure the trends and financial performance of the Company’s core business. Other Spin-Off Costs are excluded for similar reasons.

The limitation associated with using this non-GAAP measure is that this measure excludes items that impact the Company’s current period operating results. With the exception of asset impairments, in most cases, the excluded items include transactions that reflect cash costs to the Company. This limitation is best addressed by using this non-GAAP measure in combination with earnings from continuing operations (the most comparable GAAP measure) because the non-GAAP measure does not reflect items that impact current period operating results and may be higher than the most comparable GAAP measure. Management believes that investors may find it useful to evaluate the components of restructuring and employee severance, impairments and loss on sale of assets and litigation (credits)/charges, net separately and in the aggregate when reviewing the Company’s performance, as well as Other Spin-Off Costs.

Non-GAAP return on equity. The Company presents the non-GAAP financial measure “non-GAAP return on equity.” This non-GAAP financial measure excludes restructuring and employee severance, impairments and loss on sale of assets and litigation (credits)/charges, net, each net of tax, from the numerator of the calculation. See the discussion of these classifications above under the heading “non-GAAP operating earnings and presentations derived from it (growth rate calculation)” for information regarding their components. This non-GAAP financial measure also excludes Other Spin-Off Costs, net of tax, from the numerator of the calculation.

In addition to the adjustments described above, following the Spin-Off, the Company is excluding the net earnings of CareFusion included in discontinued operations from adjusted net earnings in the calculation of non-GAAP return on equity for all periods presented. Also, the Company is excluding the $3.7 billion non-cash dividend from average shareholders’ equity in the calculation of non-GAAP return on equity to remove CareFusion equity for all periods presented. The purpose for these adjustments is to provide for better comparability between periods by removing the impact of CareFusion on all periods. By doing so, management believes this non-GAAP financial measure provides useful information regarding the historical trend of this measure as it relates to the remaining operations of the Company.

Management uses this non-GAAP measure to evaluate the Company’s performance. As the Company’s core business is providing healthcare products and services to the healthcare industry, management finds it useful to use financial measures that do not include charges and gains associated with restructuring activities, employee severance, asset impairments, losses from the sale of assets and litigation credits and charges. While these restructuring and employee severance, impairments and loss on sale of assets and litigation (credits)/charges, net may be recurring, management believes that these items and charges and their associated tax effects are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions or, in the case of litigation credits and charges, activities that may have occurred in prior or multiple periods, in each case without predictable trends, that may obscure the trends and financial performance of the Company’s core business. Other Spin-Off Costs are excluded for similar reasons.

The limitation associated with using this non-GAAP measure is that this measure excludes items that impact the Company’s current period operating results. With the exception of asset impairments, in most cases, the excluded items include transactions that reflect cash costs to the Company. This limitation is best addressed by using this non-GAAP measure in combination with return on equity (the most comparable GAAP measure) because the non-GAAP measure does not reflect items that impact current period operating results and may be higher than the most comparable GAAP measure. Management believes that investors may find it useful to evaluate the components of restructuring and employee severance, impairments and loss on sale of assets and litigation (credits)/charges, net separately and in the aggregate when reviewing the Company’s performance, as well as Other Spin-Off Costs.

Non-GAAP return on invested capital. The Company presents the non-GAAP financial measure “non-GAAP return on invested capital.” This non-GAAP financial measure excludes restructuring and employee severance, impairments and loss on sale of assets and litigation (credits)/charges, net, each net of tax, from the numerator of the calculation. See the discussion of these classifications above under the heading “non-GAAP operating earnings and presentations derived from it (growth rate calculation)” for information regarding their components. This non-GAAP financial measure also excludes Other Spin-Off Costs, net of tax, from the numerator of the calculation.

In addition to the adjustments described above, following the Spin-Off, the Company is excluding the net earnings of CareFusion included in discontinued operations from adjusted net earnings in the calculation of non-GAAP return on invested capital for all periods presented. Also, the Company is excluding the $3.7 billion non-cash dividend from average total invested capital in the calculation of non-GAAP return on invested capital to remove CareFusion equity for all periods presented. Finally, in calculating total invested capital, unrecorded goodwill for all periods presented excludes the unrecorded goodwill associated with CareFusion. The purpose for these adjustments is to provide for better comparability between periods by removing the impact of CareFusion on all periods. By doing so, management believes this non-GAAP financial measure provides useful information regarding the historical trend of this measure as it relates to the remaining operations of the Company.

Management uses this non-GAAP measure to evaluate the Company’s performance. As the Company’s core business is providing healthcare products and services to the healthcare industry, management finds it useful to use financial measures that do not include charges and gains associated with restructuring activities, employee severance, asset impairments, losses from the sale of assets and litigation credits and charges. While these restructuring and employee severance, impairments and loss on sale of assets and litigation (credits)/charges, net may be recurring, management believes that these items and charges and their associated tax effects are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions or, in the case of litigation credits and charges, activities that may have occurred in prior or multiple periods, in each case without predictable trends, that may obscure the trends and financial performance of the Company’s core business. Other Spin-Off Costs are excluded for similar reasons.

The limitation associated with using this non-GAAP measure is that this measure excludes items that impact the Company’s current period operating results. With the exception of asset impairments, in most cases, the excluded items include transactions that reflect cash costs to the Company. This limitation is best addressed by using this non-GAAP measure in combination with return on invested capital (the most comparable GAAP measure) because the non-GAAP measure does not reflect items that impact current period operating results and may be higher than the most comparable GAAP measure. Management believes that investors may find it useful to evaluate the components of restructuring and employee severance, impairments and loss on sale of assets and litigation (credits)/charges, net separately and in the aggregate when reviewing the Company’s performance, as well as Other Spin-Off Costs.

Non-GAAP effective tax rate from continuing operations. The Company presents the non-GAAP financial measure “non-GAAP effective tax rate from continuing operations.” This non-GAAP financial measure excludes restructuring and employee severance, impairments and loss on sale of assets and litigation (credits)/charges, net from the denominator of the calculation and the tax effect of restructuring and employee severance, impairments and loss on sale of assets and litigation (credits)/charges, net from the numerator of the calculation. See the discussion of these classifications above under the heading “non-GAAP operating earnings and presentations derived from it (growth rate calculation)” for information regarding their components. This non-GAAP financial measure excludes Other Spin-Off Costs from the denominator of the calculation and the tax effect of Other Spin-Off Costs from the numerator of the calculation. Management uses this non-GAAP measure to evaluate the Company’s performance because restructuring and employee severance, impairments and loss on sale of assets and litigation (credits)/charges, net may be taxed differently than other items. Other Spin-Off Costs are excluded for similar reasons.

The limitation associated with using this non-GAAP measure is that this measure excludes items that impact the Company’s current period operating results. With the exception of asset impairments, in most cases, the excluded items include transactions that reflect cash costs to the Company. This limitation is best addressed by using this non-GAAP measure in combination with effective tax rate from continuing operations (the most comparable GAAP measure) because the non-GAAP measure does not reflect items that impact current period operating results and may be lower than the most comparable GAAP measure. Management believes that investors may find this non-GAAP measure useful to evaluate the Company’s future performance because restructuring and employee severance, impairments and loss on sale of assets and litigation (credits)/charges, net may have a different tax impact than other items, as well as Other Spin-Off Costs.

Net debt to capital. The Company also presents the non-GAAP financial measure “net debt to capital,” which is net debt divided by capital (net debt plus total shareholders’ equity). “Net debt,” also a non-GAAP financial measure, is debt (the most comparable GAAP measure, calculated as long-term obligations plus short-term borrowings) minus cash and equivalents and short-term investments available for sale. Management believes that net debt to capital is an important measure to monitor leverage and evaluate the balance sheet. With respect to net debt, cash and equivalents and short-term investments available for sale are subtracted from the GAAP measure because they could be used to reduce the Company’s debt obligations.

The limitation associated with using net debt is that it subtracts cash and equivalents and short-term investments available for sale and therefore may imply that there is less the Company debt than the most comparable GAAP measure indicates. This limitation is best addressed by using net debt in combination with debt because net debt may be lower than the most comparable GAAP measure. Management believes that investors may find it useful to monitor leverage and evaluate the balance sheet.

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